SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported) February 3, 1999
                                                           ----------------


                             AMERICAN ELECTROMEDICS CORP.
                             ----------------------------
                (Exact name of registrant as specified in its charter)


             Delaware               0-9922              04-2608713
            ----------             --------            -------------
          (State or other   (Commission File Number)   (IRS Employer
          jurisdiction of                              Identification No.)
          Incorporation)


             13 Columbia Drive, Suite 5,  Amherst, New Hampshire    03031
          -----------------------------------------------------------------
               (Address of principal executive offices)          (zip code)


          Registrant's telephone number, including area code (603) 880-6300
                                                             --------------

                                    Not Applicable
          -----------------------------------------------------------------
            (Former Name or Former Address, if changed since last report)

          ITEM 5.  OTHER EVENTS.
                   ------------


               On February 3, 1999, American Electromedics Corp. (the "Company") entered into a Securities Purchase Agreement with three purchasers (the "Purchasers") to issue up to 2,000 shares of Series B 5% Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), together with Warrants (the "Warrants") to purchase up to 25,000 shares of the Company's Common Stock, par value $.10 per share (the "Common Stock"), pro rata with the purchase of the Series B Preferred Stock. On February 3, 1999, the Company issued and the Purchasers privately purchased 1,600 shares of Series B Preferred Stock at a purchase price of $1,000 per share, or an aggregate purchase price of $1,600,000, together with the Warrants for 25,000 shares of Common Stock at an exercise price per share of $3.00 and exercisable until January 31, 2002. The Company may issue and sell the remaining 400 shares of Series B Preferred Stock. The holders of the Series A Convertible Preferred Stock consented to the sale of the Series B Preferred Stock.

               The Series B Preferred Stock is convertible into shares of the Company's Common Stock at any time after April 30, 1999 at a conversion ratio equal to $1,000 divided by the lessor of (i) $2.00 or (ii) 75% of the average closing bid price of the Common Stock for the five trading days immediately prior to the notice of conversion. The Company has the right to force conversion of all outstanding shares of Series B Preferred Stock at any time on or after the first anniversary of the date the registration statement filed relating to the shares of Common Stock underlying the Series B Preferred Stock is declared effective by the Securities and Exchange Commission (the "SEC") at the then effective conversion ratio.

               The Series B Preferred Stock, the Warrants and the shares underlying the Series B Preferred Stock were not registered under the Securities Act of 1933 (the "Securities Act") in reliance upon the exemptions provided by Regulation D under the Securities Act. As a condition to the closing of the placement of the Series B Preferred Stock, the Company entered into a Registration Rights Agreement with the Purchasers agreeing to file a registration statement under the Securities Act with the SEC covering the Common Stock underlying the Series B Preferred Stock and the Warrants. The Company is to file such registration statement no later than the later of (i) March 5, 1999 or (ii) thirty days after the date the Company's Registration Statement on Form SB-2 (File No. 333-58937) becomes effective, and to use its best efforts to cause such registration statement to become effective within 90 days after it is filed. If the registration statement is not declared effective by the SEC within the specified time period, the Company would pay the Purchasers for each thirty day period following such date during which the registration statment remains ineffective, liquidated damages in the amount of 2% of the face amount of the Series B Preferred Stock, provided that such total amount of liquidated damages shall not exceed $100,000.

               The Company shall use the net proceeds of $1,500,000 (after offering expenses) for repayment of $650,000 principal amount of notes and general working corporate purposes, primarily relating to developing its INJEX TM needle-free injector system.


          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
                   ---------------------------------

          (c)  Exhibits.

               3.1 Certificate of Designation for Series B 5% Convertible Preferred Stock, filed with the Secretary of State of Delaware on February 3, 1999.

               10.1 Form of Securities Purchase Agreement for the sale of
                    Series B Preferred Stock (without exhibits)

               10.2 Form of Warrant Agreement

               10.3 Form of Registration Rights Agreement

                                      SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             American Electromedics Corp.
                                             ----------------------------
                                                  (Registrant)


                                             By:  /s/ Michael T. Pieniazek
                                                 --------------------------
                                                  Michael T. Pieniazek,
                                                  President

          February 4, 1999

                                    EXHIBIT INDEX


              EXHIBIT     DESCRIPTION

               3.1 Certificate of Designation for Series B 5% Convertible Preferred Stock, filed with the Secretary of State of Delaware on February 3, 1999.

               10.1 Form of Securities Purchase Agreement for the sale of
                    Series B Preferred Stock (without exhibits)

               10.2 Form of Warrant Agreement

               10.3 Form of Registration Rights Agreement